SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 2, 2004


                         VOLT INFORMATION SCIENCES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



          New York                       1-9232                 13-5658129
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(State or Other Jurisdiction          (Commission           (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)



560 Lexington Avenue, New York, New York                            10022
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (212) 704-2400
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              (Registrant's Telephone Number, Including Area Code)



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.    Other Events and Required FD Disclosure.
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On August 2, 2004, Volt Delta Resources,  LLC, a wholly-owned subsidiary of Volt
Information Sciences, Inc. ("VOLT"), issued a press release announcing that it had closed a previously announced agreement with Nortel Networks under which Nortel Networks contributed certain assets and certain liabilities of its directory and operator services business to VoltDelta and received a minority equity interest in VoltDelta. A copy of the press release is attached as Exhibit
99.1 and is  incorporated  herein by reference.  VOLT will file a Form 8-K under
Item 2 disclosing additional information about the transaction.

Item 7.    Financial Statements and Exhibits.
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         (c)    Exhibits:

                99.1         Press Release dated August 2, 2004.




                                S I G N A T U R E
                                -----------------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VOLT INFORMATION SCIENCES, INC.


Date     August 3, 2004             By: /s/ James J. Groberg
                                        ---------------------------------------
                                        James J. Groberg, Senior Vice President









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


                                  EXHIBIT INDEX
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Exhibit
Number            Description
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99.1              Press Release dated August 2, 2004






















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